UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13305	75-1971716
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 684-3727

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

In Form 8-K filed with the Securities and Exchange Commission on May 27, 2009 (the “Prior Form 8-K”), Parallel Petroleum Corporation, or the “Company”, reported the grant of stock options to the Company’s five executive officers. The Prior Form 8-K inadvertently described the options as initially vesting on May 20, 2009. The initial vesting date should have been May 20, 2010. Accordingly, this Form 8-K/A amends and restates the Prior Form 8-K in its entirety.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Stock Option Grants to Executive Officers

At a meeting of the Board of Directors and the Compensation Committee (the “Committee”) of the Board of Directors of Parallel Petroleum Corporation (the “Company”) held on May 20, 2009, the Committee approved and granted nonqualified stock options to each of the Company’s executive officers as follows:

	Number of
Name of	Shares of
Executive Officer	Common Stock
and Position	Underlying
with Company	Stock Option	Exercise Price
Larry C. Oldham Chief Executive Officer	104,000	$2.00

Donald E. Tiffin Chief Operating Officer	91,000	$2.00

Steven D. Foster Chief Financial Officer	52,000	$2.00

John S. Rutherford Vice President of Land and Administration	35,750	$2.00

Eric A. Bayley Vice President of Engineering	35,750	$2.00

The exercise price of the options is the grant date closing sales price of the Company’s common stock on the Nasdaq Global Select Market.

All of the options are for a term of ten years and vest in four equal annual installments beginning on May 20, 2010.

The form of nonqualified stock option agreement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	2008 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 10.1 of Form 8-K, dated March 27, 2008, and filed with the Securities and Exchange Commission on April 2, 2008)

10.2	Form of Nonqualified Stock Option Agreement (Incorporated herein by reference to Exhibit 10.2 of Form 8-K, dated June 12, 2008, and filed with the Securities and Exchange Commission on June 18, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION

By: /s/ Larry C. Oldham
Larry C. Oldham, President
and Chief Executive Officer

Dated: June 16, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	2008 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 10.1 of Form 8-K, dated March 27, 2008, and filed with the Securities and Exchange Commission on April 2, 2008)

10.2	Form of Nonqualified Stock Option Agreement (Incorporated herein by reference to Exhibit 10.2 of Form 8-K, dated June 12, 2008, and filed with the Securities and Exchange Commission on June 18, 2008)